UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018

ALPHA ENERGY, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-55586	90-1020566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4162 Meyerwood Drive, Houston, TX 77025

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 713-231-4235

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Ofﬁcers; Election of Directors; Appointment of Certain Ofﬁcers; Compensatory Arrangements of Certain Ofﬁcers.

On June 7, 2018, the board of directors of Alpha Energy, Inc. approved and appointed Richard M. Nummi to serve as a director.

Mr. Nummi brings to Alpha Energy over two decades of professional compliance and regulatory experience. He has been counsel to the Securities and Exchange Commission serving as senior counsel to the office of compliance inspections and examinations where his work was quite extensive. Through the years he has headed compliance departments for many financial service entities of significance including Morgan Stanley, Jefferson Pilot, Kemper and others.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2018

ALPHA ENERGY, INC.

/s/ John Lepin

John Lepin,

Director CFO